MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST 2003-1
Class A Notes

1. This Certificate relates to the Distribution Date occurring on	October 18, 2004

2. Series 2003-1 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$31,849,496.80

(b) The amount of Available Funds with respect to the Collection Period was equal to	$32,867,387.03

(c) The Liquidated Receivables for the Collection Period was equal to	$7,805,948.87

(d) Net Liquidation Proceeds for the Collection Period was equal to	$3,291,993.01

(e) The Pool Balance at the beginning of the Collection Period was equal to	$678,675,256.04

(f) The Pool Balance on the last day of the Collection Period was equal to	$650,076,999.83

(g) The aggregate outstanding balance of the Receivables which were one payment delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$41,815,522.58

(h) The aggregate outstanding balance of the Receivables which were two payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$14,186,341.01

(i) The aggregate outstanding balance of the Receivables which were three or more payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$8,893,193.58

(j) The aggregate outstanding balance of the Receivables which have been repossessed	$7,702,504.88

(k) The Servicing Fee paid on the Distribution Date was equal to	$1,272,516.11

(l) The Aggregate Note Principal Balance immediately prior to the Distribution Date was equal to	$590,447,472.75

(m) The Aggregate Optimal Note Principal Balance for the Distribution Date was equal to	$565,566,989.85

(n) The Optimal Principal Distributable Amount for the Distribution Date was equal to	$24,880,482.90

(o) The Class A Minimum Principal Distributable Amount for the Distribution Date was equal to	$24,880,482.90

(p) The Class A Additional Principal Distributable Amount for the Distribution Date was equal to	$0.00

(q) The Aggregate Note Principal Balance as of the Distribution Date was equal to	$565,566,989.85

(r) The Reserve Account Balance for the Distribution Date	$23,056,708.18

(s) The Targeted Reserve Account Balance was equal to	$23,056,708.18

(t) The Reserve Account Shortfall Amount for the Distribution Date	$0.00

(u) The amount on deposit in the Reserve Account after distributions was equal to	$23,056,708.18

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	3.546766%

(w) The ending Certificate Balance was equal to	$84,510,009.98

(x) The ending Certificate balance as a percentage of the Pool Balance on the
Distribution Date was equal to	13.000000%

(y) The weighted average coupon (WAC) was equal to	15.919194%

(z) The weighted average remaining maturity (WARM) was equal to	45

3. Noteholder Information
(a) Class A-1
A. Information regarding distributions
1. Total distribution per $1,000	$0.00
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$0.00

B. Calculation of class A-1 interest due
1. Class A-1 related Note Rate	1.24000%
2. Class A-1 note balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	31
5. Class A-1 interest due - current period	$0.00
6. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
7. Class A-1 interest paid	$0.00
8. Class A-1 interest paid by Insurer	$0.00
9. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 note balance - beginning of period	$0.00
2. Class A-1 minimum principal distributable amount - due	$0.00
3. Class A-1 additional principal distributable amount - due	$0.00
4. Class A-1 minimum principal distributable amount - paid	$0.00
5. Class A-1 additional principal distributable amount - paid	$0.00
6. Class A-1 note balance - end of period	$0.00
7. Class A-1 notes as a percentage of the total Notes outstanding on the Distribution Date	0.000000%
8. Class A-1 notes as a percentage of the Pool Balance on the Distribution Date	0.000000%

(b) Class A-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$84.29
2. Principal distribution per $1,000	$84.06
3. Interest distribution per $1,000	$0.24

B. Calculation of Class A-2 interest due
1. Class A-2 related Note Rate	1.30%
2. Class A-2 note balance - beginning of period	$64,447,472.75
3. Accrual convention	30/360
4. Days in Interest Period	31
5. Class A-2 interest due - current period	$69,818.10
6. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
7. Class A-2 interest paid	$69,818.10
8. Class A-2 interest paid by Insurer	$0.00
9. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 note balance - beginning of period	$64,447,472.75
2. Class A-2 minimum principal distributable amount - due	$24,880,482.90
3. Class A-2 additional principal distributable amount - due	$0.00
4. Class A-2 minimum principal distributable amount - paid	$24,880,482.90
5. Class A-2 additional principal distributable amount - paid	$0.00
6. Class A-2 note balance - end of period	$39,566,989.85
7. Class A-2 notes as a percentage of the total Notes outstanding on the Distribution Date	6.995986%
8. Class A-2 notes as a percentage of the Pool Balance on the Distribution Date	6.086508%
9. Class A-1 and A-2 notes as a percentage of the Pool Balance on the Distribution Date	6.086508%

(c) Class A-3
A. Information Regarding Distributions
1. Total distribution per $1,000	$1.44
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$1.44

B. Calculation of Class A-3 interest Due
1. Class A-3 related Note Rate	1.73%
2. Class A-3 note balance - beginning of period	$268,000,000.00
3. Accrual convention	30/360
4. Days in Interest Period	31
5. Class A-3 interest due - current period	$386,366.67
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 interest paid	$386,366.67
8. Class A-3 interest paid by Insurer	$0.00
9. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 note balance - beginning of period	$268,000,000.00
2. Class A-3 minimum principal distributable amount - due	$0.00
3. Class A-3 additional principal distributable amount - due	$0.00
4. Class A-3 minimum principal distributable amount - paid	$0.00
5. Class A-3 additional principal distributable amount - paid	$0.00
6. Class A-3 note balance - end of period	$268,000,000.00
7. Class A-3 notes as a percentage of the total Notes outstanding on the Distribution Date	47.386075%
8. Class A-3 notes as a percentage of the Pool Balance on the Distribution Date	41.225886%
9. Class A-1, A-2 and A-3 notes as a percentage of the Pool Balance on the Distribution Date	47.312394%

(d) Class A-4
A. Information Regarding Distributions
1. Total distribution per $1,000	$1.85
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$1.85

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	2.22%
2. Class A-4 principal balance - beginning of period	$258,000,000.00
3. Accrual convention	Actual/360
4. Days in Interest Period	31
5. Class A-4 interest due - current period	$477,300.00
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 interest paid	$477,300.00
8. Class A-4 interest paid by Insurer	$0.00
9. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 note balance - beginning of period	$258,000,000.00
2. Class A-4 minimum principal distributable amount - due	$0.00
3. Class A-4 additional principal distributable amount - due	$0.00
4. Class A-4 minimum principal distributable amount - paid	$0.00
5. Class A-4 additional principal distributable amount - paid	$0.00
6. Class A-4 note balance - end of period	$258,000,000.00
7. Class A-4. notes as a percentage of the total Notes outstanding on the Distribution Date	45.617938%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	39.687606%
9. Class A-1, A-2, A-3 and A-4 notes as a percentage of the Pool Balance on the Distribution Date	87.000000%

MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST 2003-1
Class A Notes

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer (the "Servicer"), pursuant to the
Master Sale and Servicing Agreement, dated as of May 29, 2003, by and among the Master
Servicer, Household Automotive Trust 2003-1, as issuer (the "Issuer"), Household Auto
Receivables Corporation, as Seller (the "Seller"), and U.S. Bank National Association,
as Indenture Trustee (the "Indenture Trustee"), does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 2003-1 Supplement, dated as of
May 29, 2003, by and among the Servicer, Issuer, Seller, Indenture Trustee, and
Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

2. Household Finance Corporation was, as of the date hereof, the Servicer under the Master Sale and Servicing Agreement.

3. The undersigned was a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on October 18, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Master Sale and Servicing
Agreement through the Collection Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.

6. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Receivables other than pursuant to the Basic Documents
(or if there was a lien, such lien consists of: ______________________).

7. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this
October 15, 2004

HOUSEHOLD FINANCE CORPORATION
as Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer